Sarbanes Oxley—906 Certification

Certification of Shareholder Report

In connection with the Certified Shareholder Report of AIM Stock Funds (the “Company”) on Form N-CSR for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert H. Graham, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2004	/S/ Robert H. Graham

Robert H. Graham, Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Sarbanes Oxley—906 Certification

Certification of Shareholder Report

In connection with the Certified Shareholder Report of AIM Stock Funds (the “Company”) on Form N-CSR for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sidney M. Dilgren, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2004	/S/ Sidney M. Dilgren

Sidney M. Dilgren, Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.